Exhibit 10.1

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Manufacturing Services Agreement

(the “Agreement”)

by and between
Lonza Sales Ltd Münchensteinerstrasse 38 CH-4002 Basel Switzerland
-hereinafter “Lonza”-
and
SciClone Pharmaceuticals International Ltd. Ugland House South Church Street George Town, Grand Cayman Cayman Islands
-hereinafter “Customer”-
Effective as of April 30, 2014 (the “Effective Date”)

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

A.	Table of Contents	Page

1	Definitions and Interpretation	1
2	Performance of Services	7
3	Project Management/Steering Committee	8
4	Quality	9
5	Insurance	9
6	Forecasting, Ordering and Cancellation	9
7	Deliver and Acceptance	12
8	Price and Payment	13
9	Capital Equipment	14
10	Intellectual Property	14
11	Warranties	16
12	Indemnification and Liability	16
13	Confidentiality	17
14	Term and Termination	19
15	Force Majeure	20
16	Public and Commercial Anti-Bribery and
	Anti-Corruption Representations and Warranties	21
17	Miscellaneous	21
APPENDIX A		24
APPENDIX B		25
APPENDIX C		26
APPENDIX D		27
APPENDIX E		28

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Recitals

WHEREAS, Customer is engaged in the research, development and sale of certain products and requires assistance in the development and manufacture of product;

WHEREAS, Lonza and its Affiliates have expertise in the evaluation, development and manufacture of products;

WHEREAS, Lonza and Customer have previously entered into that certain Manufacturing Supply Agreement, dated December 31, 2006, as amended (the “2006 Manufacturing Services Agreement”), pursuant to which Lonza has provided certain services relating to the development and manufacture of Thymosin Alpha 1;

WHEREAS, Customer wishes to engage Lonza for Services relating to the development and manufacture of the Product as described in this Agreement, involving a new Manufacturing Process (as defined below) which had been developed under that certain Feasibility Agreement dated as of March 16, 2011 by and between Customer and Lonza Ltd. (the “Feasibility Agreement”); and

WHEREAS, Lonza, or its Affiliate, is prepared to perform such Services for Customer on the terms and subject to the conditions set out herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the parties intending to be legally bound, and intending to supersede and replace in its entirety, excepting any obligations previously incurred thereunder, the 2006 Manufacturing Services Agreement, agree as follows:

1	Definitions and Interpretation

“Affiliate”	means any company, partnership or other entity
which directly or indirectly Controls, is Controlled by
or is under common Control with the relevant Party.
“Control” means the ownership of more than fifty
percent (50%) of the issued share capital or the
legal power to direct or cause the direction of the
general management and policies of the relevant
Party.

“Agreement”	means this agreement incorporating all
Appendices, as amended from time to time by
written agreement of the Parties.

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“Applicable Laws”	means all relevant U.S. and European Union
federal, state and local laws, statutes, rules, and
regulations which are applicable to a Party’s
activities hereunder, including, without limitation,
the applicable regulations and guidelines of any
Governmental Authority and all applicable cGMP
together with amendments thereto.
“Background Intellectual Property”	Means any Intellectual Property either (i) owned or
controlled by a Party prior to the Effective Date or
(ii) developed or acquired by a Party independently
from the performance of the Services hereunder
during the Term of this Agreement.
“Batch”	means the Product derived from [***] of the
Manufacturing Process.
“Batch Price”	means the Price of each Batch.
“Campaign”	means a series of no less than [***] cGMP Batches
manufactured consecutively.
“Cancellation Fee”	has the meaning given in Clause 6.6.
“Capital Equipment”	means those certain pieces of equipment described
in the Project Plan used to produce the Product that
are purchased by Customer or for which Customer
reimburses Lonza, including, without limitation, the
related documentation regarding the design,
validation, operation, calibration and maintenance
of such equipment.

“Certificate of Analysis”	means a document prepared by Lonza listing tests
performed by Lonza or approved External
Laboratories, the Specifications and test results.

“cGMP”	means those laws and regulations applicable in the
U.S. and Europe, relating to the manufacture of
medicinal products for human use, including,

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without limitation, current good manufacturing
practices as specified in the ICH guidelines,
including without limitation, ICH Q7A “ICH Good
Manufacturing Practice Guide for Active
Pharmaceutical Ingredients”, US Federal Food
Drug and Cosmetic Act at 21 CFR (Chapters 210,
211, 600 and 610) and the Guide to Good
Manufacturing Practices for Medicinal Products as
promulgated under European Directive
91/356/EEC. For the avoidance of doubt, Lonza’s
operational quality standards are defined in internal
cGMP policy documents.

“cGMP Batches”	means any Batches which are required under the
Project Plan to be manufactured in accordance with
cGMP.

“Change”	means any change to the Services, pricing or
Scope of Work incorporated into a written
amendment to the Agreement in accordance with
Clause 17.2 or effected in accordance with the
Quality Agreement.

“Commencement Date”	means the date of commencement of
manufacturing activities for a Batch or a series of
related Batches hereunder.

“Confidential Information”	means Customer Information and Lonza
Information, as the context requires.

“Customer Information”	means all technical and other information not
known to Lonza or in the public domain relating to
the Product, from time to time supplied by the
Customer to Lonza, including any materials
supplied by Customer to Lonza in accordance with
the Project Plan.

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“Customer Materials”	means any Raw Materials, components of Product,
or other materials of any nature provided by
Customer.

“EMA”	means the European Medicines Agency, or any
successor agency thereto.

“External Laboratories”	means any Third Party instructed by Lonza, with
Customer’s prior consent, which is to conduct
activities required to complete the Services.
“Facility”	means Lonza’s manufacturing facilities in Braine,
Belgium or such other Lonza facility as may be
agreed upon by the Parties.

“FDA”	means the United States Food and Drug
Administration, or any successor agency thereto.

“Governmental Authority”	means any Regulatory Authority and any national,
multi-national, regional, state or local regulatory
agency, department, bureau, or other governmental
entity in the U.S., European Union or the People’s
Republic of China.

“Intellectual Property”	means (i) inventions (whether or not patentable),
patents, trade secrets, copyrights, trademarks,
trade names and domain names, rights in designs,
rights in computer software, database rights, rights
in confidential information (including know-how)
and any other intellectual property rights, in each
case whether registered or unregistered, (ii) all
applications (or rights to apply) for, and renewals or
extensions of, any of the rights described in the
foregoing clause (i) and (iii) and all rights and
applications that are similar or equivalent to the
rights and application described in the foregoing
clauses (i) and (ii), which exist now, or which come
to exist in the future, in any part of the world.

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“Lonza Information”	means all information that is proprietary to Lonza or
any Affiliate of Lonza and that is maintained in
confidence by Lonza or any Affiliate of Lonza and
that is disclosed by Lonza or any Affiliate of Lonza
to Customer under or in connection with this
Agreement, including without limitation, any and all
Lonza know-how and trade secrets.

“Manufacturing Process”	means the Customer’s [***] manufacturing process
developed and validated by Lonza’s Affiliate for
Customer under the Feasibility Agreement for the
manufacture of Product, as such process may be
improved or modified from time to time by
agreement of the Parties in writing.

“Master Batch Record”	means the document, proposed by Lonza and
approved by Customer, which defines the
manufacturing methods, test methods and other
procedures, directions and controls associated with
the manufacture and testing of Product.

“New Customer Intellectual Property”	has the meaning given in Clause 10.2.

“New General Application Intellectual
Property”	has the meaning given in Clause 10.3.

“Party”	Means each of Lonza and Customer and, together,
the “Parties”.

“Price”	means the price for the Services and Products as
set out in Appendix A.

“Product”	means the proprietary molecule identified by
Customer as Thymosin Alpha 1 or TA-1, as

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specified in Appendix C.

“Project Plan”	means the plan(s) describing the Services to be
performed by Lonza under this Agreement,
including any update and amendment of the Project
Plan to which the Parties may agree from time to
time. The initial Project Plan is attached hereto as
Appendix A.

“Quality Agreement”	means the quality agreement, attached hereto as
Appendix B, setting out the responsibilities of the
Parties in relation to quality as required for
compliance with cGMP.

“Raw Materials”	means all ingredients, solvents and other
components of the Product required to perform the
Manufacturing Process or Services set forth in the
bill of materials detailing the same (but excluding
any consumables or wearables).

“Regulatory Authority”	means the FDA, EMA and any other similar
regulatory authorities as may be agreed upon in
writing by the Parties.

“Release”	has the meaning given in Clause 7.1.
“Services”	means all or any part of the services to be
performed by Lonza under this Agreement,
particulars of which are set out in a Project Plan.

“Specifications”	means the specifications of the Product as
specified in Appendix C, which may be amended
from time to time in accordance with this
Agreement.

“Term”	has the meaning given in Clause 14.1.

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“Third Party”	means any party other than Customer, Lonza and
their respective Affiliates.

In this Agreement references to the Parties are to the Parties to this Agreement, headings are used for convenience only and do not affect its interpretation, references to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision, references to the singular include the plural and vice versa, and references to the word “including” are to be construed without limitation.

2	Performance of Services

2.1       Performance of Services.  Subject to Clause 2.3, Lonza shall itself and through its Affiliates, diligently carry out the Services as provided in the Project Plan and use [***] efforts to perform the Services without any material defect and according to the estimated timelines as set forth in the Project Plan.  Lonza shall retain appropriately qualified and trained personnel with the requisite knowledge and experience to perform the Services in accordance with this Agreement.  Lonza may subcontract or delegate any of its rights or obligations under this Agreement to perform the Services; provided, that any External Laboratories shall be subject to the same obligations and other provisions contained in this Agreement or any applicable Project Plan.  Lonza shall not be responsible for analytical lab services performed by External Laboratories that have been selected by Customer.

2.2       cGMP Batches.  Lonza will, in accordance with the terms of this Agreement and Quality Agreement, manufacture at the Facility and Release to Customer, cGMP Batches that comply with the Manufacturing Process, cGMP and the Specifications, together with a Certificate of Analysis.

2.3       Supply of Customer Information and Customer Materials.  Customer shall supply to Lonza all Customer Information and Customer Materials and other information or materials that may be reasonably required by Lonza to perform the Services.  Lonza shall not be responsible for any delays arising out of Customer’s failure to provide such Customer Information, Customer Materials, or other information or materials reasonably required to perform the Services to Lonza, and Customer shall be responsible for all additional costs and expenses arising out of such delay, including, if applicable, any idle Facility capacity costs.

2.4       Raw Materials.  Lonza shall procure all required Raw Materials as well as consumables other than those Raw Materials that are Customer Materials.  Upon advance payment by Customer, Lonza shall purchase and hold [***] Batch’s requirements of Raw Materials to serve as safety stock.  Customer shall be responsible for payment for all consumables and Raw Materials ordered or irrevocably committed to be procured by Lonza hereunder.  Upon cancellation of any Batch or termination of the Agreement, all unused Raw Materials

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shall be paid for by Customer within [***] days of invoice and at [***] option will either be (a) delivered to Customer, or (b) disposed of by Lonza.

2.5       [***] During the Term of this Agreement, Lonza agrees that it will [***] Product (or any derivative thereof) produced using the Manufacturing Process [***].

3	Project Management I Steering Committee

3.1       Project Plans.  With respect to a new project to be governed by this Agreement, a new Project Plan shall be added by agreement in a writing signed by the Parties and appended to Appendix A.  Each Project Plan shall include a description of the Services to be provided, the Product to be manufactured, Specifications, a schedule for completion of the Project Plan (which may be subject to receipt and confirmation of Purchase Orders), pricing details, and such other information as is necessary for relevant Services.  In the event of a conflict between the terms of a Project Plan and this Agreement, the terms of this Agreement will govern.

3.2       Project Management.  With respect to each Project Plan, each party will appoint a project manager who will be the party responsible for overseeing the Project Plan.

3.3       Steering Committee.  Each Party shall name a mutually agreed upon equal number of representatives for the Steering Committee, which shall meet twice per calendar year, or as otherwise mutually agreed by the Parties.  In the event that a Steering Committee dispute cannot be resolved, such dispute shall be escalated to a senior executive of each of Customer and Lonza.

The primary function of the Steering Committee is to ensure the ongoing communication between the Parties and discuss and resolve any issues arising under this Agreement.  In addition to the primary function described above, the Steering Committee shall also take on the following responsibilities:

3.3.1discuss and seek resolution of issues around management of the Services;

3.3.2agree and monitor deadlines and milestones for the Services; and

3.3.3discuss and recommend any changes to the Services (although such changes will not take effect until they have been incorporated into a written amendment to the Project Plan which has been signed by the Parties).

3.4       Person in Plant.  Customer shall be permitted to have, [***] at the Facility as reasonably requested by Customer, at any time during the Manufacturing Process for the purpose of observing, reporting on, and consulting as to the performance of the Services.  Such [***] shall be subject to and agree to abide by confidentiality obligations to Third Parties and

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Lonza’s customary practices and operating procedures regarding persons in plant, and such [***] to comply with all instructions of Lonza’s employees at the Facility.

4	Quality

4.1       Responsibility for quality assurance and quality control of Product shall be allocated between Customer and Lonza as set forth in the Quality Agreement and in Lonza standard operating procedures.  If there is a conflict between the terms and conditions of this Agreement and the Quality Agreement, the terms and conditions of this Agreement shall prevail.  If the Quality Agreement is not in place at the Effective Date, Lonza and Customer commit to enter into the Quality Agreement [***].

4.2       Provisions regarding inspections by Regulatory Authorities and audits shall be set out in the Quality Agreement.

5	Insurance

5.1       Each Party shall, during the Term and for [***] years after delivery of the last Product manufactured or Services provided under this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company, comprehensive general liability insurance including, but not limited to product liability coverage in the amount of at least [***] United States Dollars per claim.  Each Party shall provide the respective other Party with a certificate of such insurance upon reasonable request.

6	Forecasting, Ordering and Cancellation

6.1       Forecasting and Ordering.  No later than the [***], Customer shall supply Lonza with a [***] forecast showing Customer’s good faith estimated [***] requirements for Batches for at a minimum the following [***] period (the “Forecast”).  No later than [***] days following Lonza’s receipt of a Forecast, Lonza shall provide written notice to Customer of whether it has (as of the date of receipt of the Forecast) capacity available to manufacture the number of Batches forecasted therein and shall provide Customer with an estimated production schedule showing the estimated Commencement Date and delivery date of each Batch.  The first [***] of any Forecast shall be binding (“Binding Forecast”).  Binding purchase orders (“Purchase Orders”) for the entire [***] shall be submitted by Customer on the basis of the Binding Forecast within [***] business days after receipt of Lonza’s estimated Commencement Data and delivery date of each Batch.  No Forecast shall amend any previous Binding Forecast.  In order to ensure optimal production planning, Customer will use its best efforts to reach an accuracy of [***] of the non-binding portion of any Forecast.

6.2       Order Confirmation.  Lonza shall confirm the delivery date(s) and quantity of Product to be delivered as set out in each Purchase Order within [***] business days of receipt from Customer of the relevant Purchase Order.  Upon confirmation, each Purchase Order will

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be regarded by the Parties as a binding commitment by Lonza to manufacture and to deliver to Customer the relevant quantity of Product according to the requirements set out in such Purchase Order.  Subject to Section 6.3 below, any delivery date set forth in Lonza’s written confirmation of a purchase order shall be a firm delivery date plus or minus [***] business days.  Any additional or inconsistent terms or conditions of any Customer purchase order, acknowledgement or similar standardized form given or received pursuant to this Agreement shall have no effect and such terms and conditions are hereby rejected.

6.3       Rescheduling.  [***] shall have the right to reschedule the Commencement Date and delivery date of any Batch or Campaign upon reasonable prior written notice to, and consultation with, [***], provided that the rescheduled Commencement Date is no earlier or no later than [***] days from the Commencement Date originally estimated at the time of Lonza’s acceptance of the binding purchase order.  For any Batch whereby a delay of more than [***] days is imposed by Lonza over Customer’s objection, Customer shall have the right to cancel such Batch [***].  If the Customer requests to change the Commencement Date, Lonza will make all reasonable attempts to accommodate the request; provided, however, in the event that this change would impact other projects scheduled for occupancy in the designated suite or suites, manufacture of the Customer’s Batch or Campaign may be delayed until [***] is available in the Facility schedule.  Any delay requested by Customer of more than [***] days shall be considered a cancellation pursuant to Section 6.6.

6.4       Minimum Quantity.  During each of the calendar years [***], Customer undertakes to place Purchase Orders with Lonza (each for delivery during the following [***]) for a total volume of Product not less than the greater of:  [***].  Conditioned on Lonza successfully manufacturing and timely delivering Product for all Purchase Orders placed and during [***] (and duly accepted by Lonza) within the parameters set forth herein, then during each [***] thereafter (beginning with the calendar year [***]), Customer undertakes to place Purchase Orders with Lonza (each for delivery during the following [***]) for a total volume of Product not less than the greater of [***].  If Customer fails to purchase such minimums, Customer shall pay the Price per Batch for the number of Batches below the applicable minimum within [***] days following the applicable calendar year end.  For the avoidance of doubt, Purchase Orders cancelled by Customer pursuant to Section 6.6 will not be considered purchases for purposes of the foregoing sentence, notwithstanding payment of applicable the Cancellation Fee.

6.5       Product Quantities.  Quantities of Product arising from a Campaign up to a maximum of [***] above or below the Purchase Order will be invoiced according to the [***] price as outlined in the Project Plan.  In case of additional surplus quantities or quantities below [***] of the target quantity, the Parties will negotiate in good faith a reasonable price.  The Purchase Order shall be fulfilled if at least [***] of the target quantity is delivered.

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Maintenance by Lonza of Safety Stock.  At a mutually agreed time, but not later than [***] months after the Effective Date, Lonza shall keep on hand at all times a reserve of approximately [***] of Product.  Lonza may use all or part of such reserve of Product to fulfil a Purchase Order, provided that Lonza shall promptly produce additional reserve Batches in order to keep the reserve at the levels described above.  At such time as Lonza schedules production of a reserve Batch, such Batch will be deemed covered by a binding Purchase Order hereunder.  Lonza may elect to manufacture a reserve Batch in conjunction with a Batch subject to a Purchase Order submitted by Customer.  The Product maintained by Lonza as part of such reserve shall be owned by Lonza and title shall not pass to Customer until [***], whichever comes first.  Batches produced pursuant to this Section will be invoiced as follows:  [***] upon the Commencement Date; and the remainder [***].  Following the date title passes to Customer, Product held in reserve shall be stored on a bill and hold basis according to Section 7.2.  On termination of this Agreement, Lonza shall deliver, and Customer shall purchase (at the remaining balance of the regular price), all such reserve of Product maintained hereunder.

6.6       Cancellation of a Binding Purchase Order.  Customer may cancel a binding Purchase Order (including with respect to a reserve Batch scheduled for production pursuant to Section 6.5) upon written notice to Lonza, subject to the payment of a cancellation fee as calculated below (the “Cancellation Fee”):

6.6.1    In the event that Customer provides written notice of cancellation to Lonza less than or equal to [***] months prior to the Commencement Date of one or more Batches, then [***] of the Batch Price of each such Batch cancelled is payable;

6.6.2    In the event that Customer provides written notice of cancellation to Lonza more than [***] months but less than or equal to [***] months prior to the Commencement Date of one or more Batches, then [***] of the Batch Price of each such Batch cancelled is payable; or

6.6.3    In the event Customer provides written notice of cancellation more than [***] months prior to the Commencement Date of a Batch, then no Cancellation Fee is payable.

6.7       Payment of Cancellation Fee.  Any Cancellation Fee shall be payable within [***] days following the written notice of cancellation associated with the cancelled Batch.  Any Cancellation Fee shall include all costs associated with the cancelled Batch, including any Raw Materials.

6.8       Replacement Project.  Notwithstanding the foregoing, Lonza will use [***] efforts to secure a new project (but excluding any project then under contract with Lonza) for the cGMP manufacturing space, and for the same dates and duration that would have been occupied by Customer, and then, in such case, the Cancellation Fee for each Batch cancelled that is

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replaced by a Batch of the new project shall be reduced by an amount equal to [***] of the production fees associated with such replacement Batch.

7	Delivery and Acceptance

7.1       Delivery.  All Product shall be delivered [***].  Lonza shall deliver to Customer the Certificate of Analysis and such other documentation as is reasonably required to meet all applicable regulatory requirements of the Governmental Authorities (the “Release”) not later than [***] business days prior to the date of delivery of Batches.  With respect to any Customer Materials, title and risk of loss shall remain with the Customer and shall not transfer to Lonza.  With respect to Product, title and risk of loss shall transfer to Customer [***] in accordance with this provision.

7.2       Storage.  Customer shall arrange for shipment and take delivery of each Batch from the Facility, at Customer’s expense, within [***] days after title has transferred to Customer.  Lonza shall provide storage on a bill and hold basis for Batch(es) [***] for up to [***] days after title has transferred to Customer; provided that any additional storage beyond [***] days will be subject to availability and, if available, will be charged to Customer and will be subject to a separate agreement.  In addition to Section 8.2, Customer shall be responsible for all value added tax (VAT) and any other applicable taxes, levies, import, duties and fees of whatever nature imposed as a result of any storage.  Notwithstanding anything to the contrary contained in this Agreement, in no event shall Lonza be required to store any Batch for more than [***] calendar days after title has transferred to Customer.  Within [***] days following a written request from Lonza, Customer shall provide Lonza with a letter in form satisfactory to Lonza confirming the bill and hold status of each stored Batch.

7.3       Acceptance/Rejection of Product.

7.3.1    Promptly following Release of Batches, Customer shall inspect such Batches and shall have the right to test such Batches to determine compliance with the Specifications.  Customer shall notify Lonza in writing of any rejection of a Batch based on any claim that it fails to meet Specifications within [***] days of Release, after which time all unrejected Batches shall be deemed accepted.

7.3.2    In the event that Lonza believes that a Batch has been incorrectly rejected, Lonza may require that Customer provide to it Batch samples for testing.  Lonza may retain and test the samples of such Batch.  In the event of a discrepancy between Customer’s and Lonza’s test results such that Lonza’s test results fall within relevant Specifications, or there exists a dispute between the Parties over the extent to which such failure is attributable to a given Party, the Parties shall cause an independent laboratory promptly to review records, test data and perform comparative tests and analyses on samples of the Product that allegedly fails to conform to Specifications.  Such independent laboratory shall be mutually agreed

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upon by the Parties.  The independent laboratory’s results shall be in writing and shall be final and binding save for manifest error.  Unless otherwise agreed to by the Parties in writing, the costs associated with such testing and review shall be borne by the Party against whom the independent laboratory rules.

7.3.3    Lonza shall reprocess any Batch or, if reprocessing is not possible, replace any Batch that failed to conform with the Specifications (a “Failed Batch”), in the event that it is determined (by the Parties or the independent laboratory) that such failure was solely due to Lonza’s material breach of its obligations hereunder, negligence or intentional misconduct (“Lonza Responsibility”), without additional expense to Customer.  Such reprocessing or replacement shall be made as promptly as practicable, in light of available manufacturing capacity, after the confirmation of Lonza Responsibility, and in any case as soon as reasonably possible after confirmation of Lonza Responsibility.  Where possible, any replacement Batch shall be manufactured with the next scheduled cGMP Batch or Campaign.  Customer acknowledges and agrees that its sole remedy with respect to a Failed Batch that is a Lonza Responsibility is as set forth in this Clause 7.3.3, and in furtherance thereof, Customer hereby waives all other remedies at law or in equity regarding the foregoing claims.  Lonza shall not be responsible for the cost of Raw Materials or Customer Materials consumed in any Failed Batch except in the instance of Lonza Responsibility, herein.  Lonza shall have no liability with respect to, and Customer shall be required to pay for, any Failed Batch that is not determined to be a Lonza Responsibility.

8	Price and Payment

8.1       Pricing for the Services provided by Lonza are set out in the applicable Project Plan.  In the event of changes to the Services based on Customer’s request, Customer shall bear all additional costs.

8.2       Unless otherwise indicated in writing by Lonza, all Prices and charges are exclusive of value added tax (VAT) and of any other applicable taxes, levies, import, duties and fees of whatever nature imposed by or under the authority of any government or public authority and all such charges applicable to the Services shall be paid by Customer.

8.3       Lonza shall issue invoices to Customer as follows:  (a) upon commencement of Services, [***] of the Price for such Services, [***]; and (b) upon completion of the Services, the remaining amount.  All invoices are strictly net and payment must be made within [***] days of date of invoice.  Payment shall be made without deduction, deferment, set-off, lien or counterclaim.

8.4       If in default of payment of any undisputed invoice on the due date, interest shall accrue on any amount overdue at the lesser of [***]; and Lonza shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of

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the Services and or delivery of Product until all overdue amounts have been paid in full, including interest for late payments.

8.5       Price adjustments.

8.5.1    Not more than once per calendar year, Lonza may adjust the Price in accordance with [***] increase for the previous calendar year.  The new Price reflecting such Batch Price adjustment shall be effective for any Batch for which the Commencement Date is on or after the date of Lonza’s notice to Customer of the Price adjustment.

8.5.2    In addition to the above, the Price may be changed by Lonza, upon reasonable prior written notice to Customer (providing reasonable detail in support thereof), to reflect (i) an increase in variable costs (such as energy or Raw Materials not reimbursed at cost) by more than [***] (based on the initial Price or any previously amended Price), or for a process adjustment or assumption changes, and (ii) any material change in an environmental, safety or regulatory standard that substantially impacts Lonza’s cost and ability to perform the Services; provided, however, that, if the Prices are changed by more than [***] for any of these reasons, Customer shall have the right to change its forecasts without penalty.

8.5.3    The Prices outlined in the Project Plan are based on the currency exchange rate of [***] to [***] at the Effective Date.  Lonza shall bear the risk of any increase or decrease of the [***] exchange rate up to [***] from the base currency exchange rate.  If the [***] exchange rate is more than [***] higher or lower than the base currency exchange rate at the date on which the Prices become due for payment, then the Prices will be adjusted higher or lower to compensate all exchange rate differences greater than [***].  The currency adjustments to be made, if any, shall be based on the market rate of exchange as published by Bloomberg.

9	Capital Equipment

9.1       Any Capital Equipment required for the performance of the Services shall be acquired on terms to be agreed by the Parties prior to commencement of the relevant Services, and shall be listed in Appendix D.

10	Intellectual Property

10.1     Except as expressly otherwise provided herein, neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Background Intellectual Property of the other Party.

10.2     Subject to Clause 10.3, Customer shall own all right, title, and interest in and to any and all Intellectual Property that Lonza and its Affiliates, the External Laboratories or other

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contractors or agents of Lonza develops, conceives, invents, first reduces to practice or makes, solely or jointly with Customer or others, that is solely a direct derivative of or improvement to Customer Information and Customer Background Intellectual Property (collectively, the “New Customer Intellectual Property”).  For avoidance of doubt, “New Customer Intellectual Property” shall include any material, processes or other items that solely embody, or that solely are claimed or covered by, any of the foregoing Intellectual Property, but excluding any New General Application Intellectual Property.

10.3     Notwithstanding Clause 10.2, and subject to the license granted in Clause 10.5, Lonza shall own all right, title and interest in Intellectual Property that Lonza and its Affiliates, the External Laboratories or other contractors or agents of Lonza, solely or jointly with Customer, develops, conceives, invents, or first reduces to practice or makes in the course of performance of the Services that (i) is generally applicable to the development or manufacture of chemical or biological products or product components or (ii) is an improvement of, or direct derivative of, any Lonza Background Intellectual Property (“New General Application Intellectual Property”).  For avoidance of doubt, “New General Application Intellectual Property” shall include any material, processes or other items that embody, or that are claimed or covered by, any of the foregoing Intellectual Property.

10.4     Lonza hereby assigns to Customer all of its right, title and interest in any New Customer Intellectual Property.  Lonza shall execute, and shall require its personnel as well as its Affiliates, External Laboratories or other contractors or agents and their personnel involved in the performance of the Services to execute, any documents reasonably required to confirm Customer’s ownership of the New Customer Intellectual Property, and any documents required to apply for, maintain and enforce any patent or other right in the New Customer Intellectual Property.

10.5     Subject to the terms and conditions set forth herein (including the payment of the Price as required above), Lonza hereby grants to Customer a non-exclusive, world-wide, fully paid-up, irrevocable, transferable license, including the right to grant sublicenses, under the New General Application Intellectual Property, to use, sell and import the Product manufactured under this Agreement.

10.6     Customer hereby grants Lonza the non-exclusive right to use the Customer Information, Customer Background Intellectual Property and New Customer Intellectual Property during the Term solely for the purpose of fulfilling its obligations under this Agreement.

10.7     Customer will have an irrevocable right to transfer the Manufacturing Process to itself and any Third Party approved by Lonza in writing for the manufacture of that Product (but no other product); provided, however, to the extent such technology transfer is to a Third Party and includes Lonza Confidential Information, Lonza Background Intellectual Property or New General Application Intellectual Property, such technology transfer shall be subject to a reasonable royalty and licensing fee and terms to be agreed upon by the Parties.  Lonza shall provide reasonably necessary documents to complete such technology transfer and,

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Customer shall reimburse Lonza for any costs (based on a full-time employee rate for such support) and expenses.

11	Warranties

11.1     Lonza warrants that:

11.1.1  the Services shall be performed in accordance with all Applicable Laws;

11.1.2  except with respect to any development services, the manufacture of Product shall be performed in accordance with cGMP and will meet the Specifications [***];

11.1.3    it or its Affiliate holds all necessary permits, approvals, consents and licenses to enable it to perform the Services at the Facility; and

11.1.4  it has the necessary corporate authorizations to enter into and perform this Agreement.

11.2     Customer warrants that:

11.2.1 Customer has all the rights necessary to permit Lonza to perform the Services without infringing the Intellectual Property rights of any Third Party and the performance of the Services shall not infringe any Third Party Intellectual Property rights;

11.2.2  Customer will promptly notify Lonza in writing if it receives or is notified of a formal written claim from a Third Party that Customer Information and Customer Intellectual Property or that the use by Lonza thereof for the provision of the Services infringes any Intellectual Property or other rights of any Third Party; and

11.2.3  Customer has the necessary corporate authorizations to enter into this Agreement.

11.3     DISCLAIMER:  THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND ALL OTHER WARRANTIES, BOTH EXPRESS AND IMPLIED, ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

12	Indemnification and Liability

12.1     Indemnification by Lonza.  Lonza shall indemnify the Customer, its Affiliates, and their respective officers, employees and agents (“Customer Indemnitees”) for any loss, damage, costs and expenses (including reasonable attorney fees) that Customer Indemnitees may suffer as a result of any Third Party claim arising directly out of any material breach of the warranties given by Lonza in Clause 11.1 above except to the extent that such claims

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resulted from the negligence, intentional misconduct or breach of this Agreement by any Customer Indemnitees.

12.2     Indemnification by Customer.  Customer shall indemnify Lonza, its Affiliates, and their respective officers, employees and agents (“Lonza Indemnitees”) from and against any loss, damage, costs and expenses (including reasonable attorney fees) that Lonza Indemnitees may suffer as a result of any Third Party claim arising directly out of (i) any material breach of the warranties given by Customer in Clause 11.2 above; or (ii) any claims alleging that the performance of Services infringes any Intellectual Property rights of third parties; or (iii) the manufacture, use, sale, or distribution of any Product, including any claims of product liability; except, in each case, to the extent that such claims resulted from the negligence, intentional misconduct or breach of this Agreement by any Lonza Indemnitees.

12.3     Indemnification Procedure.  If the Party to be indemnified intends to claim indemnification under this Clause 12, it shall promptly notify the indemnifying Party in writing of such claim.  The indemnitor shall have the right to control the defense and settlement thereof; provided, however, that any indemnitee shall have the right to retain its own counsel at its own expense.  The indemnitee, its employees and agents, shall reasonably cooperate with the indemnitor in the investigation of any liability covered by this Clause 12.  The failure to deliver prompt written notice to the indemnitor of any claim, to the extent prejudicial to its ability to defend such claim, shall relieve the indemnitor of any obligation to the indemnitee under this Clause 12.

12.4     DISCLAIMER OF CONSEQUENTIAL DAMAGES.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST REVENUES ARISING FROM OR RELATED TO THIS AGREEMENT, EXCEPT TO THE EXTENT RESULTING FROM FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

12.5     LIMITATION OF LIABILITY.  LONZA’S LIABILITY UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED, IN THE AGGREGATE, THE TOTAL AMOUNTS PAID BY CUSTOMER TO LONZA UNDER THE PROJECT PLAN GIVING RISE TO SUCH CLAIM FOR DAMAGES IN THE [***] MONTH PERIOD PRECEDING THE FIRST CLAIM FOR DAMAGES, EXCEPT TO THE EXTENT RESULTING FROM LONZA’S FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

13	Confidentiality

13.1     A Party receiving Confidential Information (the “Receiving Party”) agrees to strictly keep secret any and all Confidential Information received during the Term from or on behalf of the other Party (the “Disclosing Party”) using at least the same level of measures as it uses to protect its own Confidential Information, but in any case at least [***].  Confidential

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Information shall include information disclosed in any form including but not limited to in writing, orally, graphically or in electronic or other form to the Receiving Party, observed by the Receiving Party or its employees, agents, consultants, or representatives, or otherwise learned by the Receiving Party under this Agreement, which the Receiving Party knows or reasonably should know is confidential or proprietary.

13.2     Notwithstanding the foregoing, Receiving Party may disclose to any courts and/or other authorities Confidential Information which is or will be required pursuant to applicable governmental or administrative or public law, rule, regulation or order.  In such case the Party that received the Confidential Information will, to the extent legally permitted, inform the other Party promptly in writing and cooperate with the Disclosing Party in seeking to minimize the extent of Confidential Information which is required to be disclosed to the courts and/or authorities.

13.3     The obligation to maintain confidentiality under this Agreement does not apply to Confidential Information, which:

13.3.1  at the time of disclosure was publicly available; or

13.3.2  is or becomes publicly available other than as a result of a breach of this Agreement by the Receiving Party; or

13.3.3  as the Receiving Party can establish by competent proof, was rightfully in its possession at the time of disclosure by the Disclosing Party and had not been received from or on behalf of Disclosing Party; or

13.3.4  is supplied to a Party by a Third Party which was not in breach of an obligation of confidentiality to Disclosing Party or any other party; or

13.3.5  is developed by the Receiving Party independently from and without use of the Confidential Information, as evidenced by contemporaneous written records.

13.4     The Receiving Party will use Confidential Information only for the purposes of this Agreement and will not make any use of the Confidential Information for its own separate benefit or the benefit of any Third Party including, without limitation, with respect to research or product development or any reverse engineering or similar testing.  The Receiving Party agrees to return or destroy promptly (and certify such destruction) on Disclosing Party’s request all written or tangible Confidential Information of the Disclosing Party, except that one copy of such Confidential Information may be kept by the Receiving Party in its confidential files for record keeping purposes only.

13.5     Each Party will restrict the disclosure of Confidential Information to such officers, employees, consultants and representatives of itself and its Affiliates who have been informed of the confidential nature of the Confidential Information and who have a need

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to know such Confidential Information for the purpose of this Agreement.  Prior to disclosure to such persons, the Receiving Party shall bind its and its Affiliates’ officers, employees, consultants and representatives to confidentiality and non-use obligations no less stringent than those set forth herein.  The Receiving Party shall notify the Disclosing Party as promptly as practicable of any unauthorized use or disclosure of the Confidential Information.

13.6     The Receiving Party shall at any time be fully liable for any and all breaches of the confidentiality obligations in this Clause 13 by any of its Affiliates or the employees, consultants and representatives of itself or its Affiliates.

13.7     Each Party hereto expressly agrees that any breach or threatened breach of the undertakings of confidentiality provided under this Clause 13 by a Party may cause irreparable harm to the other Party and that money damages may not provide a sufficient remedy to the non-breaching Party for any breach or threatened breach.  In the event of any breach and/or threatened breach, then, in addition to all other remedies available at law or in equity, the non-breaching Party shall be entitled to seek injunctive relief and any other relief deemed appropriate by the non-breaching Party.

14	Term and Termination

14.1     Term.  This Agreement shall commence on the Effective Date and shall end on the fifth anniversary of the Effective Date unless terminated earlier as provided herein or extended by mutual written consent of the Parties (the “Term”).  Notwithstanding the foregoing, each Project Plan may have separate term and termination provisions so long as the term of any Project Plan does not extend beyond the Term.

14.2     Termination.  This Agreement may be terminated as follows:

14.2.1  by either Party for any reason upon [***] days prior written notice to the other Party;

14.2.2  by either Party if the other Party breaches a material provision of this Agreement or a Project Plan and fails to cure such breach to the reasonable satisfaction of the non-breaching Party within [***] days ([***] working days for non-payment) following written notification of such breach from the non-breaching party to the breaching party; provided, however, that such [***] day period shall be extended as agreed by the Parties if the identified breach is incapable of cure within [***] days and if the breaching Party provides a plan and timeline to cure the breach, promptly commences efforts to cure the breach and diligently prosecutes such cure (it being understood that this extended period shall be unavailable for any breach regarding non-payment);

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14.2.3  by either Party, [***], if the other Party becomes insolvent, is dissolved or liquidated, makes a general assignment for the benefit of its creditors, or files or has filed against it, a petition in bankruptcy or has a receiver appointed for a substantial part of its assets; or

14.2.4  by either Party pursuant to Clause 15.

14.2.5  by Customer at any time on [***] days’ written notice to Lonza if [***].  Customer shall provide to Lonza written evidence [***] together with any such written notice.  Such evidence may be audited by Lonza.  In consideration for Customer’s right to terminate under this Section 14.2.5’ for a period of [***] following the effective date of termination of this Agreement, Customer shall not enter into any new agreement with a third party [***] for the supply, delivery or manufacture of the Product without first giving Lonza a period of [***] days to review the proposed commercial terms of such proposed arrangement; provided that if Customer is unable to provide to Lonza terms due to confidentiality obligations, then Customer shall provide to Lonza terms that are substantially similar.  If Lonza decides prior to the end of such [***] days to provide substantially similar or superior commercial terms, Customer shall be obligated to enter into a new supply agreement with Lonza on such substantially similar or superior commercial terms proposed by Lonza.

14.3     Consequences of Termination.  In the event of termination hereunder, Lonza shall be compensated for (i) Services rendered up to the date of termination, including in respect of any Product in-process; (ii) all costs incurred through the date of termination, including Raw Materials costs for Raw Materials used or purchased for use in connection with the Project Plan; (iii) all unreimbursed Capital Equipment and related decommissioning charges incurred pursuant to Clause 9; (iv) all amounts due under Clause 6.4, without proration of the final calendar year (but, excluding payments for minimum amounts not purchased (under Clause 6.4) in the case of termination for either breach by Lonza or Force Majeure); and (v) any applicable Cancellation Fees.  In the case of termination by Lonza for Customer’s material breach, Cancellation Fees shall be calculated as of the date of written notice of termination.

14.4     Survival.  The rights and obligations of each Party which by their nature survive the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement, including Clauses 10-13 and 16 (to the extent relevant).

15	Force Majeure

15.1     If Lonza is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and gives written notice thereof to Customer specifying the matters constituting Force Majeure together with such evidence as Lonza reasonably can give and specifying the period for which it is estimated that such prevention or delay will

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continue, Lonza shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue.  Provided that, if such Force Majeure persists for a period of [***] months or more, Customer may terminate this Agreement by delivering written notice to Lonza.

15.2     “Force Majeure” shall be deemed to include any reason or cause beyond Lonza’s reasonable control affecting the performance by Lonza of its obligations under the Agreement, including, but not limited to, any cause arising from or attributable to acts of God, strike, lockouts, labor troubles, restrictive governmental orders or decrees, riots, insurrection, war, terrorists acts, or the inability of Lonza to obtain any required raw material, energy source, equipment, labor or transportation, at prices and on terms deemed by Lonza to be reasonably practicable, from Lonza’s usual sources of supply.

15.3     With regard to Lonza, any such event of Force Majeure affecting services or production at its Affiliates or suppliers shall be regarded as an event of Force Majeure, but only to the extent that such event delays or prevents Lonza’s performance of its obligations hereunder.

16	Public and Commercial Anti-Bribery and Anti-Corruption Representations and Warranties

Lonza hereby represents and warrants that it has not, and agrees that it will not, in connection with the transactions contemplated under this Agreement, make or promise or offer to make any payment or transfer of anything of value, directly or indirectly:  (i) to any governmental official or government employee (including employees of government-owned entities or corporations); or (ii) to any political party, official of a political party or candidate (or to a third party for payment to any of the foregoing) in connection with the transactions contemplated under this Agreement in order to obtain or retain business or to secure any improper advantage.  It is the intent of the parties that no payments or transfers of value shall be made that have the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of obtaining business.  This Section 16 shall not, however, prohibit normal and customary business entertainment or providing business mementos of nominal value; provided, however, that all such payments shall be lawful, reasonable, directly related to the business of Lonza, and accurately described in the books and records of Lonza.  At Customer’s request, Lonza agrees to provide a signed Certification, in the form set forth in Appendix E hereto, on an annual basis for as long as the Agreement remains in effect.

17	Miscellaneous

17.1     Severability.  If any provision hereof is or becomes at any time illegal, invalid or unenforceable in any respect, neither the legality, validity nor enforceability of the remaining provisions hereof shall in any way be affected or impaired thereby.  The Parties hereto undertake to substitute any illegal, invalid or unenforceable provision by a provision

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which is as far as possible commercially equivalent considering the legal interests and the Purpose.

17.2     Amendments/Assignment.  Modifications and/or amendments of this Agreement must be in writing and signed by the Parties.  Lonza shall be entitled to instruct one or more of its Affiliates to perform any of Lonza’s obligations contained in this Agreement, but Lonza shall remain fully responsible in respect of those obligations.  Subject thereto, neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, provided, however that (a) either Party may assign this Agreement to (i) any Affiliate of that Party or (ii) any third party in connection with the sale or transfer (by whatever method) of, in the case of Customer, all or substantially all of the assets of Customer’s business or, in the case of Lonza, of all or substantially all of the assets of the business related to the Facility or providing the Services.  Notwithstanding the foregoing, Customer may not assign its interest in this Agreement to any third party that is engaged in contract manufacturing of biological or pharmaceutical products without Lonza’s prior written consent, and (b) Lonza shall be entitled to sell, assign and/or transfer its trade receivables resulting from this Agreement without the consent of the Customer.  For purposes of this Clause 17.2, the terms “assign” and “assignment” shall include, without limitation (i) the sale of fifty percent (50%) or more of the outstanding stock of such Party to an Affiliate of such Party or an unrelated entity or natural person, (ii) the sale or transfer or other assignment of all or substantially all of the assets of the Party or the line of business or Product to which this Agreement relates, and (iii) a merger, consolidation, acquisition or other form of business combination.  Any purported assignment without a required consent shall be void.  No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.

17.3     Notice.  All notices must be written and sent to the address of the Party first set forth above.  All notices must be given (a) by personal delivery, with receipt acknowledged, (b) by facsimile followed by hard copy delivered by the methods under (c) or (d), (c) by prepaid certified or registered mail, return receipt requested, or (d) by prepaid recognized next business day delivery service.  Notices will be effective upon receipt or at a later date stated in the notice.

17.4     Governing Law/Jurisdiction.  This Agreement is governed in all respects by the laws of [***], without regard [***].  The Parties agree to submit to the jurisdiction of [***].

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17.5     Entire Agreement.  This Agreement contains the entire agreement between the Parties as to the subject matter hereof and supersedes all prior and contemporaneous agreements with respect to the subject matter hereof.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  Each party acknowledges that an original signature or a copy thereof transmitted by facsimile or by .pdf shall constitute an original signature for purposes of this Agreement.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Manufacturing Services Agreement to be executed by its duly authorized representative effective as of the date written above.

LONZA SALES LTD

By:	/s/ Daniel Blattler
Daniel Blattler
General Counsel Head of Legal Team Basel

By:	/s/ Fabrice Gacho
Fabrice Gachot

SCICLONE PHARMACEUTICALS INTERNATIONAL LTD.

By:	/s/ Friedhelm Blobel
Friedhelm Blobel
Director
23

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APPENDIX A

Project Plan A -1

[***]

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APPENDIX B

Quality Agreement

[***]

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APPENDIX C

Specifications

[***]

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APPENDIX D

Capital Equipment

[***]

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APPENDIX E

SciClone Annual Anti-Bribery and Anti-Corrpution Certification

SciClone Pharmaceuticals International Limited
FCPA CERTIFICATION FOR INTERNATIONAL
FCPA 和反腐败证明
AGENTS, DISTRIBUTORS, VENDORS, CONSULTANTS AND REPRESENTATIVES
国际代理人、经销商、卖方、顾问和代表FCPA证明

I, ____Daniel Blattler__________ a duly authorized representative of Lonza Sales Ltd., confirm that I my company, and anyone retained by me or my company are aware of and understand SciClone’s FCPA and Anticorruption Policy based on the U.S. Foreign Corrupt Practices Act of 1977 as amended, (“FCPA”), and that since the date of my last certification, I, my company, and everyone retained by me or my company have not violated, nor caused the Company to violate the FCPA in connection with my representation of the Company in any country.

本人, _______________________________, _______  [卖方、代理人、顾问或代表名称]合法 授权的[代表]或卖方,  在此确认,  我公司,  以及本人或我公司聘请的任何人都知晓并了解根据 《1977年美国反海外腐败法》制定的SciClone FCPA和反腐败政策,  并且, _本人最后一次 证明日期以来,  本人,  我公司,  以及本人或我公司聘请的任何人,  与本人在任何国家中代表 、、公司〃相关,  未曾违反,  或者导致”公司〃违反FCPA。

I confirm that neither I nor my company is a governmental entity or political party in the country in which I represent the Company, and that no officer, director, employee or agent of my company is a government, governmental entity, or “foreign official”, as that term is defined below.  “Foreign Official” is defined as:

本人确认,  本人和我公司都不是本人在其中代表”公司”的国家中的政府实体或政党,  我公司的 高管、董事、股东、雇员或代理人都不是政府、政府实体或、、国外官员〃（按照下文中的定 义）。”国外官员〃,  被定义为：

(i)

any officer or employee of the foreign country’s government, including any federal, regional or local department， agency, state-owned or state-controlled enterprise or corporation or other instrumentality thereof;

(ii)	any person acting in an official capacity for or on behalf of any such entities identified in clause (i);
(iii)	any official of a political party, or candidate or nominee of any political party in the foreign country or for any position with any entity identified in clause (i) above; and
(iv)	any official or employee of a public international organization.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	国外政府, 包括任何联邦、地区或当地部门、机构、国家所有或国家控 制的企业或公司或其他机构的官员或雇员；
(ii)	以第⑴款中的实体的官方职务或者代表其行事的任何人士；
(iii)	外国政党、政党关于第⑴款中的实体职位的候选人或被提名人；及
(iv)	公共国际组织的官员或雇员

In connection with services provided for the Company, to the best of my knowledge, neither I, nor my company, nor any of its officers, directors, stockholders, employees or agents have offered, paid, promised to pay, or authorized the payment of any money, or offered, the payment of any money or anything of value to (a) any “foreign official” as that term is defined above, or (b) any person, while knowing that all or a portion of such money or thing of value will be offered or given directly or indirectly to any official, political party, or to any candidate for political office for any of the prohibited purposes listed below.  These prohibited purposes are:

与本人代表”公司”或者为”公司”服务相关,  本人,  或者我公司,  或者其高管、董事、股东、雇 员或代理人,  均未为了以下被禁止的目的,  向以下对象提出、支付、承诺支付,  或授权支付任 何金钱或者提出支付金钱或有价值事物（a）任何”国外官员”（按照上文中对该术语的定 义）,  或（b）任何人,  知道此类资金或有价值事物的全部或部分将直接或间接地给予官员、 政党或者政治职务候选人。这些被禁止的目的有：

1.	to influence any act or decision of such foreign official, political party, party official, or candidate in his or its official capacity,
2.

to induce such foreign official, political party, party official, or candidate to do or omit to do any act in violation of the lawful duty of such foreign official, political party, party official, or candidate,

3.	to secure any improper advantage; or
4.

to induce such foreign official, political party, party official, or candidate to use his or its influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality,

1.	影响该国外官员、政党、党派官员或官方职位候选人的行为或决定，
2.	诱导该国外官员、政党、党派官员或候选人违背该国外官员、政党、党派官员 或候选人法定职责而做出或不做出任何行为,
3.	获得不适当的优势；或

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	诱导此类国外官员、政党、政党官员或候选人利用其对国外政府或机构的影响 力来影响政府或机构的行为或决定

I agree that should I learn of or have reason to know of any activities in connection with the representation of the Company which may constitute a violation of the FCPA or applicable local country anticorruption laws, I will immediately advise SciClone’s Legal Department at:  本人同意,  如果本人知悉或有理由了解到与代表公司相关的,  可能违反FCPA或者可适用当地 国家反腐败法律的任何行为,  本人将立即按以下地址通知SciClone的法律或合规部门：

SciClone Pharmaceuticals International Limited
Attn:  Charles Meng
孟纯才
VP - Legal and Compliance
法务及合规副总裁
3401A Windsor House
311 Gloucester Road, Causeway Bay, Hong Kong
Phone:  +852 2510 0118
Fax:  +852 2508 1500
Email:  [***]

Date	/s/ Daniel Blattler
日期	Authorized Vendor’s Signature
授权卖ガ的签叙

Vendor’s Title 卖方的职务

Organization 组织或公司